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                                                                    EXHIBIT 10.1


                  AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT (this "Amendment") is dated effective as of March 13, 2000, among CROWN CRAFTS, INC. (the "Borrower") and BANK OF AMERICA, N.A. (the "Lender");

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender executed and delivered that certain Revolving Credit Agreement, dated as of August 9, 1999, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of February 23, 2000 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Lender has agreed to certain amendments to certain provisions in the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower and the Lender hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2.       Amendments to Credit Agreement.

         (a) Each of the following definitions contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety in alphabetical order as follows:

                           "Revolving A Credit Termination Date" means (i) June
                  4, 2000 or (ii) such earlier date of termination of Lender's obligations pursuant to Section 9.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may permanently terminate the Revolving A Credit Facility by payment in full of all Revolving A Credit Outstandings and cancellation of the Revolving A Credit Commitment pursuant to
                  Section 2.3 hereof.

                           "Revolving B Credit Termination Date" means (i) June
                  4, 2000 or (ii) such earlier date of termination of Lender's obligations pursuant to Section 9.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may

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                  permanently terminate the Revolving B Credit Facility by
                  payment in full of all Revolving B Credit Outstandings and cancellation of the Revolving B Credit Commitment pursuant to
                  Section 2.3 hereof.

         (b) Section 8.1(a) is amended and restated in its entirety as follows:

                  (a) Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than (i) $75,000,000 from the Closing Date through the end of the fiscal month of the Borrower ending February 27, 2000; (ii) $70,000,000 from February 28, 2000 to the last day of the fiscal quarter of the Borrower ending April 2, 2000 and (iii) as at the last day of each succeeding fiscal quarter of the Borrower after the fiscal quarter of the Borrower ending April 2, 2000 and until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (A) the amount of Consolidated Net Worth required to be maintained pursuant to this Section 8.1(a) as at the end of the immediately preceding fiscal quarter, plus (B) 75% of Consolidated Net Income (with no reduction for net losses during any period) for the fiscal quarter of the Borrower ending on such day (including within "Consolidated Net Income" certain items otherwise excluded, as provided for in the definition of "Consolidated Net Income"), plus (C) 100% of the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of the Borrower resulting from any Capital Markets Transactions.

         (c) Section 8.1(b) is amended and restated in its entirety as follows:

                  (b) Consolidated EBITDA. Permit Consolidated EBITDA as of the end of any fiscal month for any Twelve Month Period ending on or about the dates indicated below to be less than the amount set forth below opposite such date:

                                                                 Minimum
         Twelve Month Period Ending Date                      Consolidated
                                                                 EBITDA
         -------------------------------                      ------------

              December 26, 1999                                $14,500,000

              January 30, 2000                                 $10,000,000

              February 27, 2000                                $ 8,500,000

              April 2, 2000                                    $ 7,500,000

              May 7, 2000                                      $ 8,000,000

              June 4, 2000                                     $ 8,500,000


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         3.       Restatement of Representations and Warranties. The Borrower
hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement (as amended and modified hereby) and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

         4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The agreements contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         5. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof and agrees that this Amendment is one of the Loan Documents.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which (including counterparts delivered by facsimile) when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         7. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         8. No Default or Claims. To induce the Lender to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, (i) no Default or Event of Default exists,
(ii) no right of offset, recoupment, defense, counterclaim, claim or objection exists in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lenders under the Credit Agreement, and (iii) the Bank has acted in good faith and has conducted its relationships with the Borrower in a commercially reasonable manner in connection with the negotiations, execution and delivery of this Amendment and in all respects in connection with the Credit Agreement, the Borrower hereby waiving and releasing any such claims to the contrary that may exist as of the date of this Amendment.

         9. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.


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         10.      Conditions Precedent.. This Amendment shall become effective only upon delivery to Wade M. Kennedy, at facsimile 704-334-8467, of: (i) this Amendment, executed by each of the parties hereto; (ii) the Consent and Reaffirmation of Guarantors at the end hereof, executed by each of the Guarantors; (iii) the letter agreement of even date herewith by the Borrower and each of the Secured Parties executed by all parties thereto; (iv) a copy of an amendment, satisfactory to the Lender in all respects, to the Wachovia Credit Agreement, extending maturities thereunder to June 4, 2000, and amending Section 8.1(a) and (b) thereof to be consistent with Section 8.1(a) and (b) hereof after giving effect to this Amendment, executed by the parties thereto; and (v) a copy of an amendment, satisfactory to the Lender in all respects, to the Prudential Note Agreement, amending Section 6A(i) and (ii) thereof to be consistent with
Section 8.1(a) and (b) hereof after giving effect to this Amendment, executed by the parties thereto.


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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this
Amendment to be duly executed, under seal, by their duly authorized officers as of the day and year first above written.

                                     CROWN CRAFTS, INC.                 (SEAL)


                                     By: /s/ David S. Fraser
                                        ---------------------------------------
                                     Name:   David S. Fraser
                                          -------------------------------------
                                     Title:  Vice President, CFO
                                           ------------------------------------

                                     BANK OF AMERICA, N.A.              (SEAL)


                                     By: /s/ John F. Register
                                        ---------------------------------------
                                     Name:   John F. Register
                                          -------------------------------------
                                     Title:  Principal
                                           ------------------------------------


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                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Amendment No. 2 to Revolving Credit Agreement (the "Amendment"), (ii) consents to the execution and delivery of the Amendment by the parties thereto, and (iii) reaffirms all of its obligations and covenants under that certain Subsidiary Guaranty Agreement dated as of August 9, 1999, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


                                     GUARANTORS:

                                     CHURCHILL WEAVERS, INC.
                                     CROWN CRAFTS DESIGNER, INC.
                                     CROWN CRAFTS FURNISHINGS, INC.
                                     CROWN CRAFTS FURNISHINGS OF
                                       ILLINOIS, INC.
                                     G.W. STORES, INC.
                                     HAMCO, INC.
                                     CROWN CRAFTS INFANT PRODUCTS, INC.
                                  (as successor to Noel Joanna, Inc. and
                               The Red Calliope and Associates, Inc.)


                                     By: /s/ David S. Fraser
                                        ---------------------------------------
                                     Name: David S. Fraser
                                          -------------------------------------
                                     Title: Vice President
                                           ------------------------------------


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